Exhibit 10.2

SHORT TERM REVOLVING NOTE

$2,500,000	October 19, 2007 Denver, CO

FOR VALUE RECEIVED, GOLDEN OVAL EGGS, LLC, a Delaware limited liability company, MIDWEST INVESTORS OF IOWA, COOPERATIVE, an Iowa cooperative (“Midwest”), and GOECA, LP, a Delaware limited partnership, hereby jointly and severally promise to pay to the order of COBANK, ACB and METROPOLITAN LIFE INSURANCE COMPANY (the “Lenders”) at the main office of CoBank, ACB in Denver, CO, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) on December 14, 2007, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS and NO CENTS ($2,500,000) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lenders under this Short Term Revolving Note, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement for Revolving Credit.

This note is one of the Revolving Notes referred to in the Second Amended and Restated Credit Agreement dated concurrently herewith (as the same may hereafter be from time to time amended, restated or otherwise modified, the “Credit Agreement”) between the undersigned and the Lenders. This note is secured, is subject to certain mandatory prepayments, and its maturity is subject to acceleration, in each ease upon the terms provided in said Credit Agreement.

In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

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GOLDEN OVAL EGGS, LLC

By:
Name:
Title:

MIDWEST INVESTORS OF IOWA, COOPERATIVE

By:
Name:
Title:

GOECA, LP

By:
Name:
Title:

(Signature Page to Short Term Revolving Note)